Inspire Medical Systems, Inc. May 2024 NYSE: INSP

© Inspire Medical Systems, Inc. All Rights Reserved. Disclaimer 2 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘expect,’’ ‘‘plan,’’ ‘‘anticipate,’’ ‘‘could,’’ “future,” “outlook,” ‘‘intend,’’ ‘‘target,’’ ‘‘project,’’ ‘‘contemplate,’’ ‘‘believe,’’ ‘‘estimate,’’ ‘‘predict,’’ ‘‘potential,’’ ‘‘continue,’’ or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. The forward-looking statements in this presentation relate to, among other things, statements regarding the planned investments in our business, our growth strategies, the expected timing of regulatory approval and market introduction for new products, including the Inspire V neurostimulator, the potential impact that our growth strategies and initiatives may have on our business, full year 2024 financial and operational outlook, the ability of our SleepSync digital health platform to drive growth, and positive insurance coverage of Inspire therapy and improvements in patient flow, care pathway capacity, market access, clinical data growth, product development, indication expansion, market development, and prior authorization approvals. These forward-looking statements are based on management’s current expectations and involve known and unknown risks and uncertainties that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, estimates regarding the annual total addressable market for our Inspire therapy in the U.S. and our market opportunity outside the U.S.; future results of operations, financial position, research and development costs, capital requirements and our needs for additional financing; commercial success and market acceptance of our Inspire therapy; the impacts of public health crises and pandemics; general and international economic, political, and other risks, including currency and stock market fluctuations and the uncertain economic environment; challenges experienced by patients in obtaining prior authorization; our ability to achieve and maintain adequate levels of coverage or reimbursement for our Inspire system or any future products we may seek to commercialize; competitive companies and technologies in our industry; our ability to enhance our Inspire system, expand our indications and develop and commercialize additional products; our business model and strategic plans for our products, technologies and business, including our implementation thereof; our ability to accurately forecast customer demand for our Inspire system and manage our inventory; our dependence on third-party suppliers, contract manufacturers and shipping carriers; consolidation in the healthcare industry; our ability to expand, manage and maintain our direct sales and marketing organization, and to market and sell our Inspire system in markets outside of the U.S.; risks associated with international operations; our ability to manage our growth; our ability to increase the number of active medical centers implanting Inspire therapy; our ability to hire and retain our senior management and other highly qualified personnel; risk of product liability claims; risks related to information technology and cybersecurity; risk of damage to or interruptions at our facilities; our ability to obtain regulatory approvals for, and commercialize, our Inspire therapy and system, or the effect of delays in obtaining regulatory approvals or commercializing; FDA or other U.S. or foreign regulatory actions affecting us or the healthcare industry generally, including healthcare reform measures in the U.S. and international markets; the timing or likelihood of regulatory filings and approvals; risks related to our debt and capital structure; our ability to establish and maintain intellectual property protection for our Inspire therapy and system or avoid claims of infringement; tax risks; risks that we may be deemed an investment company under the Investment Company Act of 1940; regulatory risks; the volatility of the trading price of our common stock; and our expectations about market trends. Other important factors that could cause actual results, performance or achievements to differ materially from those contemplated in this presentation can be found under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recently filed Annual Report on Form 10-K as updated in our most recently filed Quarterly Report on Form 10-Q, and as such factors may be updated from time to time in our other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov and the Investors page of our website at www.inspiresleep.com. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management’s estimates as of the date of this presentation. While we may elect to update such forward-looking statements at some point in the future, unless required by applicable law, we disclaim any obligation to do so, even if subsequent events cause our views to change. Thus, one should not assume that our silence over time means that actual events are bearing out as expressed or implied in such forward-looking statements. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. This presentation contains trademarks, trade names and service marks of other companies, which are the property of their respective owners. We do not intend our use or display of other parties' trademarks, trade names or service marks to imply, and such use or display should not be construed to imply, a relationship with, or endorsement or sponsorship of us by, these other parties.

© Inspire Medical Systems, Inc. All Rights Reserved. Company Overview The first and only… 3 >280 PUBLICATIONS Compelling body of evidence >260 MILLION U.S. COVERED LIVES Established reimbursement in all 50 states >1,000 EMPLOYEES Led by a proven management team >$625 MILLION REVENUE IN 2023 With 40% year-over-year growth >65,000 PATIENTS TREATED Significant first-mover advantage >$10 BILLION Underpenetrated U.S. market Innovative, closed-loop, neurostimulation technology for Obstructive Sleep Apnea (OSA)

Company Overview

Our History and Key Milestones

- 2007 — Inspire is founded after being spun out of Medtronic
- 2010 — Inspire II CE mark received in Europe
- 2011 — Initiated Phase III pivotal STAR trial
- 2014 — STAR results published in the *New England Journal of Medicine*; received PMA approval from the FDA
- 2016 — 1,000th implant milestone
- 2017 — Launched Inspire IV neurostimulator in U.S.; 2,000th implant
- 2018 — Inspire IV CE mark; 5-year STAR results publication; IPO on NYSE;
- 2020 — Medicare coverage in all 50 states; Inspire Sleep app released; 10,000th implant
- 2021 — FDA approved 2-incision approach and Bluetooth® remote; 20,000th implant
- 2022 — First implants in Japan, Singapore, and the U.K.; FDA approved full-body MRI compatibility
- 2023 — Expanded AHI, BMI and pediatric Down syndrome indications; 60,000th implant; revenues of ~$625M

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© Inspire Medical Systems, Inc.
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Inspire.

© Inspire Medical Systems, Inc. All Rights Reserved. Obstructive Sleep Apnea is Caused by Blockage that Prevents Airflow to the Lungs 5 Airway obstruction during breathing Typical OSA event • Results in repeated arousals and oxygen desaturations • Severity of sleep apnea is measured by frequency of apnea or hypopnea events per hour, which is referred to as the Apnea-Hypopnea Index (AHI) Normal Mild Moderate Severe 5 15 30 Apnea-Hypopnea Index

OSA is a Chronic Disease That is Often Untreated and Proven to be Linked to Serious Health Risks

Typical Patient Profile

- High risk patients: obese, male or of advanced age
- Common first indicator: heavy snoring
- Other indicators:
  - Lack of energy
  - Headaches
  - Depression
  - Nighttime gasping
  - Dry mouth
  - Memory or concentration problems
  - Excessive daytime sleepiness

Exacerbated Health Risks

2x
The risk for stroke[1]

5x
The risk for cardiovascular mortality[3]

2x
The risk for sudden cardiac death[2]

57%
Increased risk for recurrence of Atrial Fibrillation after ablation[4]



Increased Risk of Mortality 5
100%
90%
80%
70%
60%
50%
% Surviving
No OSA
Mild OSA
Moderate OSA
Severe OSA
0
5
10
15
20
Years of Follow-up

1. *Redline et al, The Sleep Heart Health Study. Am J Res and Crit Care Med 2010.*
2. *Gami et al, J Am Coll Cardiol 2013.*
3. *Young et al, J Sleep 2008.*
4. *Li et al, Europace 2014.*
5. *Prospective Study of Obstructive Sleep Apnea and Incident Coronary Heart Disease and Heart Failure from SHHS and Wisconsin Sleep Cohort Study.*

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Inspire

Current Treatment Options, Such As CPAP and Invasive Surgeries, Have Significant Limitations

CPAP is the first-line therapy…

- Demonstrated improvements in disease severity and long-term gold standard therapy
- Major limitation as a therapeutic option is primarily due to low patient compliance (~35%–65%)

Drivers of Non-Compliance

- Mask Discomfort
- Mask Leakage
- Pressure Intolerance
- Skin Irritation
- Nasal Congestion
- Nasal Drying
- Nosebleeds
- Claustrophobia
- Lack of Intimacy



…with surgical alternatives for treatment



Uvulopalatopharyngoplasty (UPPP)



Maxillomandibular Advancement (MMA)

- Several variations of sleep surgery
- Success rates vary widely (30% - 60%)[1]
- Irreversible anatomy alteration
- Inpatient surgery with extended recovery

1. *Shah, Janki, et al; American Journal of Otolaryngology (2018). Uvulopalatopharyngoplasty vs. CN XII stimulation for treatment of obstructive sleep apnea: A single institution experience.*

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Inspire.

Strong Market Opportunity Exists for an Alternative to CPAP that is Effective and Minimally Invasive

Prevalence & Economic Costs

- Sleep apnea affects +100 million people worldwide[1]
- Approximately 17 million individuals in the U.S. with moderate to severe OSA
  - Annually, ~2 million adult patients are prescribed a CPAP device[2]
- Annual U.S. economic costs of untreated moderate to severe OSA are estimated to be between $65 - $165 billion[3]
- OSA economic costs are potentially greater than asthma, heart failure, stroke, and hypertensive disease
- OSA is associated with an increase in:
  - Rate & severity of vehicle accidents
  - Increased healthcare utilization
  - Reduction of work performance
  - Occupational injuries

1. *Source: World Health Organization.*
2. *Company estimates.*
3. *Represents moderate to severe OSA. Source: McKinsey & Company, 2010.*

Adults with Moderate to Severe OSA Prescribed CPAP[2] = ~2 million

- **Less: 65% CPAP Compliant**

Published literature estimates CPAP non-compliance rates of 35% - 65%

35% of CPAP Non-Compliant Adults = ~700,000

- **Less: 30% Anatomy Challenges**

70% Inspire Anatomy Eligible = ~500,000

- **Multiplied by our average selling price**

Inspire U.S. Market = ~$10 billion

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© Inspire Medical Systems, Inc.
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Inspire

© Inspire Medical Systems, Inc. All Rights Reserved. Compared to CPAP, Inspire has been Demonstrated to be Better at Improving OSA Symptoms, Potentially with Greater Therapy Adherence 9 Therapy Adherence1 4.0 5.0Usage/Night (hours) 1. Heiser, Sleep & Breathing 2022 Comparison between baseline and 12-month follow-up between matched cohorts 2. Epsworth Sleepiness Scale Sleepiness Reduction1 3.9 8.0ESS reduction (points) 2 p = 0.042 p = 0.087 CPAP CPAP UAS (Inspire) UAS (Inspire)

Inspire Therapy is an Innovative and Proven Solution for Patients with OSA

System



Three implanted devices and patient remote:

1. **Pressure sensing lead**: detects when the patient is attempting to breathe
2. **Neurostimulator**: houses the electronics and battery power for the device
3. **Stimulation lead**: delivers electrical stimulation to the hypoglossal nerve

Procedure


Stimulation Lead
3
1
Pressure Sensing Lead
Hypoglossal Nerve
2
Neurostimulator

- Typically, a 60-90 min outpatient procedure
- Requires two small incisions
- Patients typically recover quickly and resume normal activities in just a few days

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© Inspire Medical Systems, Inc.
All Rights Reserved.

Inspire

© Inspire Medical Systems, Inc. All Rights Reserved.11 Inspire Therapy Utilizes a Proprietary Closed-loop Sensing Algorithm to Modulate Therapy Delivery  Active while patients sleep  Closed-loop system which senses breathing patterns  Provides stimulation during inspiratory phase of respiration maintaining open airway Airflow Breathing Oxygen Saturation No OSA eventsOSA events Inspire system turned on Proprietary Algorithm Clinical Effect

Sleep Test (In-lab or home) Activation Procedure Drug-induced Sleep Endoscopy Happy Patients! Patient Awareness, Self Education (Including HCP referral) Appointment Sleep & ENT Efficacy Check Clinic Adjustments Prior Authorization The Inspire Patient Journey Multi-specialty care continuum 1 2 3[1] Quality Patient Flow [2] Care Pathway Capacity [3] Strong Clinical Outcomes 12

Three Key Areas Will Drive Our Success in 2024 & Beyond



Quality Patient Flow

- Improve patient education & lead capture via new website launch in Dec 2023
- Refine Direct-to-Consumer outreach
- Accelerate patient nurturing capabilities
- Drive knowledge and engagement with high potential PCPs

Care Pathway Capacity

- Reduce time for a patient to navigate the steps required in the Inspire care pathway
- Continue to expand individual ENT cases, to train new ENTs and steady activation of new centers
- Activate early career MDs to join/start Inspire programs

Strong Clinical Outcomes

A key accelerator of physician belief and patient testimonials

- Maximize adoption of SleepSync™
- Continue to monitor Inspire outcomes

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© Inspire Medical Systems, Inc.
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Inspire

© Inspire Medical Systems, Inc. All Rights Reserved. >65K Number of patients treated with Inspire therapy to date ~ 16 minutes between implants Q1 2024 14

© Inspire Medical Systems, Inc. All Rights Reserved. • Collect real-world, international outcomes data • Eligibility – ALL patients receiving Inspire therapy • ADHERE Registry - 5,000 enrollments at 62 medical centers (enrollment complete) • Transition to ADHERE 2.0 as part of Inspire SleepSync in the U.S. 15 Continuous Data Collection and Outcomes Monitoring AHI = Apnea Hypopnea Index ESS = Epworth Sleepiness Scale Post Market Surveillance Data Real World Data Proactive Data Reactive Data Data Analysis for Signals

© Inspire Medical Systems, Inc. All Rights Reserved. 90% 91% 92% 93% 94% 95% 96% 97% 98% 99% 100% 0 6 12 18 24 30 36 42 48 54 60 Su rv iv al P ro ba bi lit y Pe rc en ta ge Months After Implant 2018 2019 2021 2022 90% 91% 92% 93% 94% 95% 96% 97% 98% 99% 100% 0 4 8 12 16 20 24 28 32 36 40 44 48 52 56 60 Su rv iv al P ro ba bi lit y Pe rc en ta ge Months After Implant 2018 2019 2021 2022 Inspire Patient Experience Report - Safety Consistent increase in device survivability to both revision and explant year after year 16 2020 2020 Freedom from Revision by Implant Year Freedom from Explant by Implant Year

© Inspire Medical Systems, Inc. All Rights Reserved.17 Inspire’s Focus is to Maintain Strong Patient Outcomes AHI response at 12 Month AHI </= 20 and 50% reduction: 67% AHI </= 20: 76% 50% reduction in AHI: 69% 1. Bosschieter et al. Similar effect of hypoglossal nerve stimulation for OSA in five disease categories. J Clin Sleep Med. 2022 Jun 1;18(6):1657-166. 33.0 7.8 10.2 -5 5 15 25 35 Baseline (n=1,963) 6-mo Titration Study (n=1,852) 12-mo All Night Study (n=890) M ed ia n AH I (e ve nt s/ ho ur ) Apnea-Hypopnea Index (AHI1)

SleepSync™ Digital Health Platform Accelerates Growth



Patient
Inspire App



Clinician
SleepSync™ Web Portal



Remote patient management

- Symptom Relief
- Adherence
- Disease Burden (Future)
- Remote Adjustments (Future)



Dynamic patient engagement

- Find a doctor
- Customized education
- Track therapy & sleep quality
- Virtual check-ins

Efficient care coordination

- Access therapy quality measures
- Manage patients by exception
- Grow confidence & productivity
- Support sleep practice economics

Enhanced by Strategic Integrations

- Electronic medical records (Future)
- Sleep coaching, telemedicine, and efficient home sleep apnea testing

Growing Inspire Value

- Expanding sleep clinician confidence & capacity enables more patients to benefit from Inspire
- Automated real-world clinical studies
- SaaS revenue possibilities (Future)

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© Inspire Medical Systems, Inc. All Rights Reserved. $51 $82 $115 $233 $408 $625 2018 2019 2020 2021 2022 2023 19 Annual Revenue and Gross Margin ($ in Millions) Annual Gross Margin 80.1% 83.4% 84.7% 85.7% 83.8% 84.5% 2024 Guidance: • FY2024 revenue range of $783M-$793M, representing 25%-27% growth over FY2023 • FY2024 gross margin between 83%-85% • FY2024 EPS $0.10-0.20

© Inspire Medical Systems, Inc. All Rights Reserved.20 Q1 Business Highlights (As of March 31, 2024) • Activated 66 new centers in the U.S. bringing the total to 1,246 U.S. centers providing Inspire therapy • Created 11 new sales territories in the U.S. bringing the total to 298 U.S. sales territories • Surpassed 65,000 patients treated with Inspire therapy Continued Commercial Expansion Strong Financial Performance • Generated $164.0 million of revenue in the first quarter, a 28% increase over the same quarter last year • Achieved gross margin of 84.9% in the first quarter • Improved loss per share to $0.34 compared to $0.53 in the same prior year period

© Inspire Medical Systems, Inc. All Rights Reserved. Our Growth Strategy 21 1 Through planned and controlled market expansion and robust physician training Ensure Strong Clinical Outcomes 2 By enhancing interconnectivity, simplifying the care pathway, and closely tracking outcomes Improve the Customer Experience 3 Amongst patients, ENT/Sleep physicians, and general practitioners Promote Widespread Consumer Awareness 4 Commensurate with new center additions and leveraging consumer outreach programs Drive Continued Commercial Scale 5 Driving breakthrough technology innovation and expanded indications Invest in Research & Development 6 Further penetrating existing markets and entering into new geographical locations Facilitate International Market Expansion

Inspire Way We are a medical technology company committed to enhancing patient lives through sleep innovation “Put the patient first and you will never lose your way.” Demonstrate Operational Excellence Drive Therapy Adoption Strengthen Organizational Culture Focused on Outcomes. Fueled by Innovation. Grounded in Integrity. Committed to Compliance. Leading with Respect. Positively Persistent. 22

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© Inspire Medical Systems, Inc. All Rights Reserved. Appendix 24

© Inspire Medical Systems, Inc. All Rights Reserved. Consolidated Statements of Operations & Comprehensive Loss (Unaudited)(In thousands, except share and per share amounts) 25

© Inspire Medical Systems, Inc. All Rights Reserved. Condensed Consolidated Balance Sheets (Unaudited)(In thousands) 26

# Quarterly Revenue
($ in Millions)



$16.3
$18.0
$20.9
$26.9
$21.3
$12.2
$35.8
$46.0
$40.4
$53.0
$61.7
$78.4
$69.4
$91.4
$109.2
$137.9
$127.9
$151.1
$153.3
$192.5
$164.0
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24

| | | | | | | | | | | | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| %YoY Revenue Growth | 31% | -32% | 72% | 71% | 89% | 335% | 72% | 70% | 72% | 73% | 77% | 76% | 84% | 65% | 40% | 40% | 28% |

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© Inspire Medical Systems, Inc.
All Rights Reserved.

Inspire

© Inspire Medical Systems, Inc. All Rights Reserved. Randy Ban Chief Commercial Officer Bryan Phillips SVP, General Counsel & Chief Compliance Officer Tim Herbert Chair, President & Chief Executive Officer Strong Management Team Ezgi Yagci Vice President, Investor Relations Rick Buchholz Chief Financial Officer John Rondoni Chief Technology Officer Phil Ebeling Chief Operating Officer Carlton Weatherby Chief Strategy Officer Dr. Charisse Sparks Chief Medical Officer 28

© Inspire Medical Systems, Inc. All Rights Reserved. Supporting Patients on their Path to Inspire Implant Fine- tune ActivationInspire Advisor Care Program (ACP) DISE/ Prior Authorization Patient education using the InspireSleep.com website Community health talks Physician Consultations Awareness with direct-to- consumer outreach programs Life with Inspire – Patient management with SleepSync Time from ACP contact to implant can be as much as six months 29

THE PATIENT JOURNEY


Inspire
Patient

Stage	Steps	Challenges: What is the biggest pain point for patients?	SUPPORT: What key investments and programs is Inspire investing in to support patients?
Awareness	Conduct Online Search; See an Inspire Ad; Ask their Dr. about Inspire; Visit IS.com	• Patients need sufficient information to feel prepared to take the next step with Inspire	• Updated website content for patients • Chatbot improvements with two-way text messaging
Education	Register for CHT; Do I Qualify Lead; Request an Appt.	• There are limited ways to engage with Inspire for support and education	• Lead capture + scoring • Lead nurturing via email, text, phone • Request a call for nights/weekends
Consultation	Obtain Updated Sleep Study; Schedule an Appt. with IS Dr.; Attend Appt.	• It is difficult to schedule an appointment • Sleep Studies can take months for patients to get	• Digital scheduling through ACP • Ognomy, Lofta, EnsoData
Implant	DISE; Prior Auth; Implant; Activation	• Time for scheduling DISE • Time for scheduling implant	• Increase ENT capacity to grow number of Inspire procedures • Expect Inspire V to reduce OR time • Expect PREDICTOR to replace DISE for many patients
Life w/ Inspire	Fine-tune; Confirm Sleep Study	• Patients need support through the therapy optimization process	• SleepSync™ cloud-based patient management system to support patient from contact to post-implant sleep management

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Inspire

Patient Engagement Conversion Initiatives

Improving Patient Engagement Conversion Initiatives

- Digital scheduling has shown significant improvements with initial sites
- Patient education using chat guide bot
- Patient nurturing with auto-email system
- Improved patient tracking with SleepSync™

Improving Patient Experience and Reducing Time-to-Implant

- Inspire V neurostimulator with internal sensor expected to reduce OR time and improve patient experience
- PREDICTOR study intended to replace DISE with office airway measurement for vast majority of patients
- Continued development of Inspire VI and VII for auto-activation and future auto-titration inspire



Increasing ENT Capacity to Further Grow Utilization

- Work with ENTs to optimize time by ensuring support team (sleep physicians) engages and conducts longitudinal patient management
- Train additional ENTs in the practice
- Continue to add new centers with ability to quickly grow utilization (complete teams)

SleepSync™ Patient Management System Increases Utility

- Longitudinal Patient Engagement from first contact to long after Inspire implant
- Fully incorporate both Objective data (utilization, sleep performance) and Subjective data (e-visit, questionnaires) to support strong patient outcomes
- Future enhancements including Remote Patient Programming and Physician notifications

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Inspire

Health Economics: Untreated OSA Cost Burden

Growing evidence that CPAP intolerance is linked to higher healthcare costs[1]

JCSM | Journal of Clinical Sleep Medicine

SCIENTIFIC INVESTIGATIONS

Older adult US Medicare beneficiaries with untreated obstructive sleep apnea are heavier users of health care than matched control patients

Emerson M. Wickwire, PhD[1,2]; Sarah E. Tom, PhD[3]; Aparna Vadlamani, MS[4]; Montserrat Diaz-Abad, MD[2]; Liesl M. Cooper, PhD, MBA[5]; Abree M. Johnson, MS, MBA[5]; Steven M. Scharf, MD, PhD[2]; Jennifer S. Albrecht, PhD[4]

SCIENTIFIC INVESTIGATIONS

CPAP adherence is associated with reduced inpatient utilization among older adult Medicare beneficiaries with pre-existing cardiovascular disease

Emerson M. Wickwire, PhD[1,2]; M. Doyinsola Bailey, MPH[3]; Virend K. Somers, MD PhD[4]; Liesl M. Oldstone, PhD, MBA[5]; Mukta C. Srivastava, MD[6]; Abree M. Johnson, MS, MBA[6]; Steven M. Scharf, MD, PhD[2]; Jennifer S. Albrecht, PhD[3]

- Untreated OSA patients had ~$20,000 higher total annual Medicare costs
- CPAP intolerant patients had higher Medicare utilization than PAP tolerant

ALASKA-Study – non-adherent patients have greater chance of mortality (n>176,000)[2]


100%
98%
96%
94%
Survival Probability
CPAP therapy termination
CPAP therapy continuation
PAP adherent
PAP non-adherent
HR 0.61, 95% confidence interval [CI] 0.57-0.65;
Log-rank p<0.01
0
0
1
2
3
Time [years]

Conclusions:
- Prioritize PAP intolerant to therapy, especially those with CV disease
- Addressing PAP intolerance improves mortality

1. Wickwire JCSM 2020; Wickwire Sleep Breathing 2022
2. Pepin, ERS 2021 Conference

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© Inspire Medical Systems, Inc. All Rights Reserved. Sustainability at Inspire 33 Committed to improving the economic, social, and environmental impacts that our business has on the communities in which we operate, as well as our customers, business partners, suppliers, employees, and stockholders. ENVIRONMENTAL We work to operate our business responsibly and reduce our impact on the environment wherever feasible. • Board and executive officers are responsible for oversight, identification, and communication of all climate- related risks and opportunities. • By 2026, we aim to implement a formal environmental quality management system in line with International Organization for Standardization (ISO) 14001 standards to mitigate climate- related risks. SOCIAL Product safety and quality are of the utmost importance at Inspire. We also pride ourselves on our innovative and collaborative work environment, which we believe has driven our success and which we seek to uphold through an inclusive workforce, generous compensation and benefits, open communication, a focus on employee health, well-being and engagement, and robust training and development programs. • Our company’s success is built on our enduring commitment to product quality and patient outcomes. • In 2023, women comprised ~48% of our global workforce. We actively seek candidates from all backgrounds. • Aim to foster a culture of continuous learning with significant investments in our people through programs focused on leadership and professional development. GOVERNANCE We strive to maintain strong governance practices and high standards of ethics, compliance, and accountability designed to provide long-term value creation opportunities. • Governance practices include regular consideration and assessment of our governance structure, board and committee function, and board and management succession. • Strong and diverse Board collectively possessing a range of qualifications, skills, and experiences that align with our long- term strategy and business needs. • Sustainability matters overseen by Board, executive leadership, and cross- functional team.

© Inspire Medical Systems, Inc. All Rights Reserved. Our Intellectual Property Portfolio (as of December 31, 2023)  Covers aspects of our current Inspire system and future product concepts  80 issued U.S. patents (expiring between 2029 and 2041) and 81 pending U.S. patent applications  55 issued foreign patents and 79 pending foreign patent applications  175 pending and registered trademark filings worldwide  Competitive position enhanced by trade secrets, proprietary know-how and continuing technological innovation  Entered into an agreement with Medtronic in 2007 to make, use, import, and sell products and practice methods in the field of electrical stimulation of the upper airway for the treatment of OSA  Royalty-free license agreement  Perpetual license (no right of termination) 34